LEGAL LANGUAGE SERVICES
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March 25, 1997

To Whom It May Concern:

This is to certify that the attached translation from French into English is an accurate representation of the document received by this office. This document is designated as:

           CONTRACT NO. A 93 08 222 U 00, BETWEEN AGENCE NATIONALE DE
         VALORISATION DE LA RECHERCHE (ANVAR) AND GENTA PHARMACEUTICALS
                                 EUROPE ET. AL.

Richard Grose, who performed this translation, is certified by this agency as fluent in French and standard North American English and is qualified to translate. He attests to the following:

"To the best of my knowledge, the accompanying text is a true, full and accurate translation of the specified document."


/s/ Richard Grose
------------------------------------
Signature of Richard Grose



Subscribed and sworn to before me this  3-25, 1997

/s/ Sherry Riedel
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Sherry Riedel
Notary Public, State of New York
No. 43-5041034
Qualified in Richmond County
Certificate Filed in New York County
Commissin Expires March 27, 1999

Sincerely,

Victor J. Hertz
President